Exhibit 10.6

PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Second Amended Pricing Schedule (UltraDirect)

NOTE: THIS SECOND AMENDED PRICING SCHEDULE SUPERCEDES AND REPLACES THE FIRST AMENDED PRICING SCHEDULE BETWEEN PEGASUS AND ORBITZ WORLDWIDE, LLC DATED APRIL 1, 2010.

This Second Amended Pricing Schedule is attached to and a part of the Master Services Agreement with the Effective Date of August 8th, 2007, by and between Pegasus Solutions, Inc. ("Pegasus") and Orbitz Worldwide, LLC ("Customer").

1. Definitions. All capitalized terms used in this Second Amended Pricing Schedule but not defined herein shall have the meanings set forth elsewhere in this Agreement. In addition, the following definitions shall apply for purposes of this Second Amended Pricing Schedule:

(a)	Second Amended Pricing Schedule Effective Date means July 1, 2012.

(b)	Billing Period means the period of time to which a billing statement issued by Pegasus relates.

(c)Measured Downtime means the actual measured Downtime (as defined in the UltraDirect Services Schedule) in any calendar month.

(d) UltraDirect Net Reservations means the number of reservations transmitted through the UltraDirect Interface (as defined in the UltraDirect Services Schedule) during a particular time period, less the number of cancellations of reservations transmitted through the UltraDirect Interface during the same time period.
2.    UltraDirect Transaction Related Fees.

(a) Transaction Fee. Customer shall pay to Pegasus a fee with respect to each calendar month that is equal to the difference between:

(i) the product of (a) aggregate number of UltraDirect Shopping Requests (request counts not to include up to 3 million per day off-hours pre-fetch shop requests) during the calendar month multiplied by (b) the fee amount of $(***); and

(ii) The product of: (c) aggregate number of UltraDirect Net Reservations during the calendar month multiplied by (d) $(***).

If the differential amount after applying the calculation above is less than or equal to $0.00, then no transaction fee is payable by Customer to Pegasus for the given calendar month.

(b) UltraDirect Net Reservation Fee. Pegasus shall pay a Net Reservation Fee to Customer for each Net Reservation processed during that calendar month as follows:

Year 1	Month	Net Reservation	Fee for each Net Reservation (pricing starts from first Net Reservation)
Tier 1	July	128,000	$(***)
	August	121,000	$(***)
	September	112,000	$(***)
	October	108,000	$(***)
	November	104,000	$(***)
	December	99,000	$(***)
	January	96,000	$(***)
	February	102,000	$(***)
	March	119,000	$(***)
	April	105,000	$(***)
	May	108,000	$(***)
	June	116,000	$(***)

Tier 2	By month	25% increase over Tier 1	$(***)
Tier 3	By month	50% increase over Tier 1	$(***)
Year 2 5% increase
	July	134,400	$(***)
	August	127,050	$(***)
	September	117,600	$(***)
	October	113,400	$(***)
	November	109,200	$(***)
	December	103,950	$(***)
	January	100,800	$(***)
	February	107,100	$(***)
	March	124,950	$(***)
	April	110,250	$(***)
	May	113,400	$(***)
	June	121,800	$(***)

Tier 2	By month	25% increase over Tier 1	$(***)
Tier 3	By month	50% increase over Tier 1	$(***)

For the avoidance of doubt, the Tier 2 Fee will be due if there is an increase in the monthly transaction amount of 25% or more and Tier 3 Fees will be due if there is an increase the monthly transaction amount of 50% or more.

By way of example:

Year 1

Tier 1: July - 128,000 X 0.25 = 160,000, will result in a $(***) rebate (Tier 2).

Tier 1: July - 128,000 X 0.50 = 192,000, will result in a $(***) rebate (Tier 3).

Year 2

Tier 1: July - 134,400 X 0.25 = 168, 00, will result in a $(***) rebate (Tier 2)
Tier 1: July - 134,400 X 0.50 - 201,600, will result in a $(***) rebate (Tier 3)

Customer will not receive any UltraDirect Net Reservation Fees during any month that customer fails to achieve Tier 1 Net Reservation levels.

3.     Hotel Content Database Usage Fee. Customer shall pay to Pegasus a monthly fee as follows:

Monthly Reservations Target:	Hotel Content Download Fee Per Month
<Tier 1	$(***) per month
>Tier 1 < Tier 2	$(***) per month
>Tier 2 and <Tier 3	$(***) per month
> Tier 3	$(***) per month

4.     Service Level Credit/Incentive.

(a) If Measured Downtime is below the Downtime Commitment (as defined in Section 8(a) of the UltraDirect Services Schedule), Customer will pay Pegasus a fee ("Service Level Incentive Fee") equal to the product of (i) the quotient (rounded down to the nearest integer) of (A) Downtime Commitment minus (B) Measured Downtime; divided by (C) (***)%; multiplied by (ii) the product of
$(***) times UltraDirect Net Reservations attributable to that calendar month. [(Downtime Commitment - Measure Downtime)/ (***)%) X ($(***) X UltraDirect Net Reservations)]. Notwithstanding the foregoing, if the Measured Downtime exceeds 0.10%, Pegasus will not be entitled to a Service Level Incentive Fee.

(b) If Measured Downtime exceeds the Downtime Commitment, Pegasus will pay Customer a fee
("Service Level Credit Fee") equal to the lesser of:

i.
The product of (i) (A) Measured Downtime minus (B) Downtime Commitment; divided by (C) (***)%; multiplied by (ii) the product of $(***) times UltraDirect Net Reservations attributable    to that calendar month [(Measured Downtime Downtime Commitment)/ (***)%) X ($(***) X UltraDirect Net Reservations)]; OR

ii.	The product of (i) $(***) times (ii) UltraDirect Net Reservations attributable to that calendar month/ [$(***) X UltraDirect Net Reservations].

In the event the Pegasus owes Customer a Service Level Credit Fee, Pegasus will provide an estimate of the Fee by the seventh day of the month following the month in which the Service Level Credit Fee was incurred. Furthermore, Pegasus shall provide customer with monthly outage reports and corresponding Service Level Credit Fees information for which Customer is eligible. In the event Customer owes Pegasus any amounts under this Agreement, Pegasus will offset/credit the Service Level Credit Fee specified above payable by Pegasus against any such amounts owed to Pegasus by Customer, provided that Pegasus provides Customer a report showing complete and accurate details and calculation of the amounts payable by Pegasus and the amounts being offset hereunder.

5.     Geo Search and Geo Search Map Fees.

(a) Annual License Fee. If during any calendar year Customer utilizes the Geo Search or Mapping functionality or an accessor of Customer's System(s) transmits a Geo Search or Mapping request, Customer shall pay to Pegasus an amount equal to any license fees charged to Pegasus for such utilization or transmission with respect to such calendar year by the third party vendor of such functionality.

(b)     Per Use Fee. Customer shall pay to Pegasus a fee with respect to each Billing Period equal to the product of (i) the sum during such Billing Period of the number of transmissions from Customer's System(s) of (A) Geo Search requests, plus (B) Mapping requests, plus (C) requests to (1) pan, (2) zoom in, (3) zoom out, (4) move up, (5) move down, (6) move right or (7) move left while viewing the response to any Mapping request; multiplied by (ii) $(***).

(c) Change in Fees. If the per transmission amount charged to Pegasus by the third party vendor of the Geo Search and Mapping functionality is increased, the fee paid by Customer pursuant to paragraph 5(b) above shall be increased by the same amount.

(d) Definitions. For purposes of this paragraph, "Geo Search", "Mapping" and "Customer's System(s)" have the meanings set forth in the UltraDirect Services Schedule.

6. Professional Services Fees. Customer shall pay fees to Pegasus for Pegasus' performance of professional services at Pegasus' then-standard hourly rate for such technical and/or professional services (not to exceed $(***) per hour) as specified in the work order, statement of work or similar document executed by Pegasus and Customer regarding the professional services performed.

7. Term. This Second Amended Pricing Schedule shall be effective as of the Second Amended Pricing Schedule Effective Date and shall continue in effect thereafter with respect to each Service that Pegasus provides pursuant to this Agreement until such time as this Second Amended Pricing Schedule has been terminated or replaced with respect to such Service. The Second Amended Pricing Schedule and the Second Amended Services Schedule shall be coterminous.

8.     (***).

9. Assumptions. The parties acknowledge that the commercial terms of this Second Amended Pricing Schedule were negotiated based on Customer's distribution mix as of the Second Amended Pricing Schedule Effective Date. In the event the distribution mix materially changes, the parties agree to conduct good faith negotiations for new commercial terms.

PEGASUS SOLUTIONS, INC.		ORBITZ WORLDWIDE, LLC

By:	/s/ Chris Wichers	By:	/s/ Peggy Bianco
Name:	Chris Wichers	Name:	Peggy Bianco
Title:	Chief Sales Officer	Title:	GVP, Global Hotel Services
Date:	July 26, 2012	Date:	30 July 2012

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